                                                                  EXHIBIT 99.520

                                  PEROT SYSTEMS


                               SHORT TERM STRATEGY


                               LONG TERM STRATEGY










                                   ROSS PEROT

                     FUNDAMENTALS FOR BUILDING PEROT SYSTEMS

- The only reason for a company to do business with Perot Systems is that we provide the finest services of any company in our industry.

- Perot Systems can only provide the finest services if we have the finest people

         --       These people must be fully trained in the latest technologies.

         -- In addition to their training, our people must have the highest morals ethics and integrity so they can earn and keep our customers' trust.

         --       They must be focused, disciplined, and results oriented.

- In order to find people with these qualities, we must have a world class recruiting team to bring in sufficient numbers of people with these qualities.

- We must have an exciting, challenging working environment that recognizes and rewards outstanding performance in order to keep the best people in our company.

- Perot Systems must have a world class training program, so that our team is at the cuffing edge of the latest technologies.

- Throughout our company, we must recognize and reward excellence in an appropriate, timely manner so that every team member knows their work is appreciated.

                          PEROT SYSTEMS CHARACTERISTICS

-        Perot Systems is not capital intensive.

- The brains, wits, and creativity of our people will always beat massive capital spending.

- Our company has long term contracts extending out to 15 years. These contracts give the company excellent financial stability.

         -- Every contract is like one layer of plywood. As new contracts are signed, the company gets stronger and stronger as new layers of plywood come together.

         -- These long-term contracts ensure job security, financial stability, and reliable, predictable growth in revenues and profits.

- Perot Systems is in a really unique position in terms of the size of the market our business can serve.

-        ANY COMPANY IN THE WORLD THAT USES COMPUTERS IS A PROSPECTIVE CUSTOMER.

- The market is so large that we must have a strategy about where to focus our resources.

-        Perot Systems specializes by industry.

         -- We identify the largest industries in terms of computer use and go into these industries first. Banking, investment banking, health care, manufacturing, insurance, and leisure and travel industries are good examples.

         -- We have acquired small, high talent, results-oriented consulting firms who have already established excellent reputations in Banking, Health Care, and other major industries, to help us as we enter these industries.

         -- We must build outstanding marketing teams with in-depth knowledge about each industry.

         --       The next step is to sell a prominent company in that industry.

         -- Then, we assemble a first class team of systems engineers to work with that customer, including people who have already established an excellent reputation in that industry.

         -- The next critical step is to do an outstanding job for that customer and create a strong reference point.

         -- We then conduct an intensive marketing program with other prominent companies in that industry to broaden our business base, using our first customer as a reference.

         -- After we have sold five customers and successfully installed their systems, almost any requirement of another customer in that industry has already been met.

- At that point, we have a large number of experienced people who have done outstanding work, a good reputation in the we can quickly expand across the industry without having to write massive amounts of new programs for each customer. This gives us a competitive advantage and increases our profit margins.

         -- We will follow this strategy, moving on to the other industries.

         -- Our limiting factor in expanding to additional industries is having enough skilled people to successfully accomplish the mission.

         --       International expansion -

                  Major markets such as China, Japan, Russia, and Southeast Asia are unique. Our strategy to enter these markets will probably require us to seek a partner in each of these countries.

                VISION FOR UPS AND PEROT SYSTEMS WORKING TOGETHER
                    TO CREATE MAJOR NEW OPPORTUNITIES FOR UPS


1. Keep UPS and its customers at the cuffing edge of information services technology and do it in a cost-effective manner.

2. Make sure that the whole world knows that UPS leads all of its competitors in the effective use of advanced technologies and the benefits of these technologies to UPS customers.

3. Work with UPS and Perot Systems' major financial customers, such as Swiss Bank, to create worldwide ventures that would benefit all parties.

4.       Work with UPS to create its own version of GE Capital.

5. Work with UPS to create a network that allows people to order products through call centers or e-mail that UPS would purchase directly from the manufacturers and ship to the customer. The profits normally realized by distributors and retailers could be realized by UPS, in addition to the revenues and profits from delivering the packages.

6. Work with UPS in such areas as recruiting talent, using the Perot Systems recruiting team and training UPS systems engineers in the newest technologies and leadership.

7. Bring our experience in successfully building industrial airports that include truck terminals, rail yards, air transport, and large numbers of warehouses and factories on the airport property. These opportunities exist throughout the world around at abandoned military bases. UPS could make a great deal of money by carefully selecting locations to build facilities of this type. There are great financial opportunities on real estate and warehouses built on the perimeter of the airport.

8. Use our contacts and relationships to work with UPS in countries where there are huge future opportunities, such as Russia and China.

9. Work with UPS on a plan to provide a new technology to cost effectively ship heavy goods that are now being shipped by container ship, across the ocean in less time, by air. A video presentation of one idea is attached. Ross, Jr. has worked with Lockheed on this project.

10. Perot Systems will actively work to assist UPS in selling major new accounts, or in any other constructive manner, including working with the pilots and truck drivers' unions, if we can be a positive factor, and we have been effective in helping in these areas.

                                     SUMMARY


This plan will keep us fully productive for at least 25 years.

We will not produce lengthy, detailed plans to enter new business areas. Over the last 40 years, we have competed successfully against huge companies who had multi-volume plans, typically written by creative, intelligent advisors who had little or no knowledge of the harsh reality of getting things done.

Technology changes so rapidly in our industry that long-term strategic plans that dictate step-by-step actions to people in the field, always fail because they stifle the creativity of the people closest to getting the job done.

Our plans are in outline form - and are written just before a team goes to work, with the team having a great deal of input.

We keep these plans dynamic, changing them as we gain more insight.

Again and again, we have competed and won against huge competitors who had detailed, rigid plans created at the corporate level that turned the people on the project into loyal, obedient robots -- who lost to the competition.

OUR POINTS OF VIEW
================================================================================

OUR BUSINESS PARTNERS:

o   Will be increasingly challenged by competition as markets become more open.

o The ubiquity of technology and the requirements of electronic channels will demand that they operate in fundamentally new ways.

THE INDUSTRIES IN WHICH WE OPERATE:

o Will go through major transformation, requiring new infrastructure in information technology, telecommunications, finance, and logistics.

OUR PARTNERS' CUSTOMERS:

o Will become increasingly more demanding and sophisticated. Our partners must have a better understanding of their customers and know how to create different customer experiences.


--------------------------------------------------------------------------------
1998(C)Perot Systems.

================================================================================

THE COMPUTER AND PROFESSIONAL SERVICES INDUSTRY:

o Will increasingly commoditize. That means lower prices. There will be fewer large scale outsourcing opportunities. Differentiation will become increasingly difficult.

WE DESCRIBE THE ENVIRONMENT IN WHICH WE ARE OPERATING AS:

o   The emergent economy.


--------------------------------------------------------------------------------
1998(C)Perot Systems.

Balancing Strategic Selling and Opportunism
--------------------------------------------------------------------------------

>   We will remain opportunistic / market focused

    -  it has driven the business so far

    -  interesting opportunities will always present themselves

>   To drive an 'active sales engine' we also must be strategic

    -  create capabilities to match market opportunity

    -  target sell

    -  sustainable growth for `98 and beyond


Travel Industry Group Strategy
May, 1993

                                                            [PEROT SYSTEMS LOGO]

Our strategy in the car rental industry

-------------------------------------------------------------------------------

The Republic business strategy... "cradle to grave" auto's


                               [GRAPHIC OMITTED]



Travel Industry Group Strategy
May, 1998                                                  [PEROT SYSTEMS LOGO]

Our current focus in the car rental industry....
-------------------------------------------------------------------------------

....is on Republic Industries' Auto Rental Group (ARG)


                               [GRAPHIC OMITTED]



Travel Industry Group Strategy
May, 1998                                                  [PEROT SYSTEMS LOGO]

New business opportunity in car rental ....
-------------------------------------------------------------------------------

.....a car rental industry utility.


                               [GRAPHIC OMITTED]



Travel Industry Group Strategy
May, 1998                                                  [PEROT SYSTEMS LOGO]

Key issues in the hospitality industry
--------------------------------------------------------------------------------

>   Industry is consolidating (new people, new money)

    -   Starwood/Westin/Sheraton        Hilton/Hilton Int

    -   HFS (Days, Hojo, Ramada)        Marriott/Renaissance

    -   Promus/Doubletree Pegasus/HCC/Thisco

>   Hotel system integration - an industry problem

    -   CRS/PMS providers are small unstable and fragmented

>   Hotels need the CRS systems to evolve...

    -  into customer focused systems to build customer loyalty

    -  into integrated sales and marketing systems


Travel Industry Group Strategy
May, 1998

                                                            [PEROT SYSTEMS LOGO]

Our Strategy in the hospitality industry
--------------------------------------------------------------------------------

>   Assist "new breed of hotel owners"

    -   leverage Perot Systems' technical expertise

    -   leverage Perot Systems' hotel industry expertise

    -   manage consolidation/integration challenges

>   Address hotel integration needs

    -   leverage Perot Systems' system integration capabilities

>   Build a 'breakthrough' hotel system

    -   Work with a partner

    - Develop integrated Property Management System (PMS)/Central Reservation System (CR3)


Travel Industry Group Strategy
May, 1998

                                                            [PEROT SYSTEMS LOGO]

Our current focus in the hospitality industry
-------------------------------------------------------------------------------

                                    [CHART]


Travel Industry Group Strategy
May, 1998                                                  [PEROT SYSTEMS LOGO]

New business opportunity in hospitality ....
-------------------------------------------------------------------------------

....help the industry move from....              to....
Discrete expensive systems and                  Distributed systems
interfaces decreasing functionality             transparently connected

                               [GRAPHIC OMITTED]



Travel Industry Group Strategy
May, 1998                                                  [PEROT SYSTEMS LOGO]

TRAVEL INDUSTRY GROUP PERFORMANCE ('96-'98)...
A COMPARISON OF ACTUAL VS. PLAN
-------------------------------------------------------------------------------

                                   [GRAPHIC]

TRAVEL INDUSTRY GROUP STRATEGY
MAY, 1998                                                   [PEROT SYSTEMS LOGO]

TRAVEL INDUSTRY GROUP SERVICE DESIGN
-------------------------------------------------------------------------------

                                  SALES FUNNEL
                                    MAY 1998

                                   [GRAPHIC]

TRAVEL INDUSTRY GROUP STRATEGY
MAY, 1998                                                   [PEROT SYSTEMS LOGO]

ENERGY GROUP
================================================================================

o The energy industry is going through significant change - but the most change will occur in the utility segment (vs. chemicals, oil, and mining).

o Utilities will be forced to spend significant incremental IT dollars to meet statutory market restructuring.

o We will exploit our knowledge of the deregulatory markets in U.K. and California to design & roll-out (4) integrated service offerings focused on developing significant replicable transaction-based services & annuity enterprises.

o We will design and develop multi-industry strategic service offerings e.g. integrated supply chain management, settlements & clearing, etc., building upon PSO's strategic competencies.

o We will find and close a long-term anchor contract creating backlog to balance our service portfolio and providing a commercial platform from which we can build and develop our teams.


--------------------------------------------------------------------------------
1998(C)Perot Systems.

================================================================================

o We will build information systems & infrastructures enabling our clients to adapt rapidly to market changes increasing their competitiveness and securing high return on IT investments.


--------------------------------------------------------------------------------
1998(C)Perot Systems.

GLOBAL FINANCIAL SERVICES
================================================================================

o The primary focus of financial institutions is to: retain customers and gain new ones; generate additional revenue; and leverage IT; while continuing to reduce costs.

o We will focus on the capabilities our clients need to attract and retain customers.

o We will do this by implementing technologies that: manage customer and marketing information; get products and services to market rapidly; and contain costs.

o   We will focus operationally on building critical staff resources.


--------------------------------------------------------------------------------
1998(C)Perot Systems.

                           GLOBAL FINANCIAL SERVICES

                               Strategy Overview

                                  May 07, 1998


                                                            [PEROT SYSTEMS LOGO]

Strategic Context
================================================================================

         ...Dick Boyle       "In the past I relied on technology to reduce
 Retired Vice-Chairman       cost and increase productivity. Now I rely on
 Chase Manhattan Batik       technology to hold customers and to get new
                             customers."


       ...Marcel Ospel       "Technological development whether we like it or
                   CEO       not, has to be a core competence of our
Swiss Bank Corporation       organization. This business will become more and
                             more computerized. There are all sorts of scenarios you can develop for the electronic disintermediation of businesses whether in investment banking, private banking or whatever.
                             We have to stay on top of such skills."


....Wall Street Journal       "Technology in banking today refers to everything
              Thursday       from internal operating systems to providing
     November 27, 1997       customers with Internet banking and phone banking
                             and building sophisticated databases of customer information that can be used to sell products more efficiently. What banks seek is the ability to provide personalized service at every point of contact."


                                                            [PEROT SYSTEMS LOGO]

Strategic Context Translated...
================================================================================

> The primary emphasis among financial institutions is no longer on cost reduction

>   The primary emphasis is now on:

    -  retaining customers and gaining new ones

    -  leveraging IT expenses

    -  generating revenue


                                                            [PEROT SYSTEMS LOGO]

Context (continued) - Limitations of Current Industry Practices/Products
================================================================================

ENVIRONMENT

> Customer access to all their information and transactions - anyway; anywhere; anytime

>   Individual customer defined products and services

>   No brand loyalty

>   Pace of technology advancement

>   Technology created markets and channels

>   Shortening of product/service Life Cycles

>   Customers choice of global service providers

>   Consolidation within Financial Services and across other industry groups

>   Entry of new, nimble, non-traditional players

CONDITION

>   Stranded Assets

    -   Sunk cost of architecture and hardware

    -   Information stovepipes and old applications

    -   Dated people skills

    -   Physical plant

>   Lack of meaningful measures of success

>   Which customers should the client seek and retain

>   Which products and services should the client be selling to its customers

>   The struggle to determine the way forward ->

    -   How much to invest and where?

    -   Where to get the management bandwidth and skilled people?

    -   What are the costs and risks of changing versus not changing?

    -   How to get projects completed successfully?


                                                            [PEROT SYSTEMS LOGO]

Services Strategy
================================================================================

> Mission: To be the world leader in technologies that enable our clients to attract and retain customers by...

    -   managing customer and marketing information;

    -   getting products and services to market rapidly; and

    -   containing costs.

>   Objectives

    -   Sign and retain long-term profitable relationships

    - Select our clients based upon a mutual fit of cultures and long-term goals

    - Build a market reputation for delivering solutions oriented to our clients' customers

    - Build and retain an integrated team of outstanding people with both technology and business skills

    - Continue to evolve our business approach and offerings as the market changes

>   Key Strategic Elements

    -   Our industry view of what capabilities our                [GRAPHIC]
        clients need to attract and retain customers

    - Our view of ourselves and the capabilities we need to help our clients attract and retain customers

                                                            [PEROT SYSTEMS LOGO]

================================================================================
                                                           [UBS LOGO]

>   GFS Strengths

    -   Client relationship management                       [CHART]

        o   Industry knowledge

        o   Market orientation

    -   Creative business construction

    -   Big enough to play, yet very agile

    -   Rapid time to market, on schedule, on budget delivery

    -   Technical Expertise

        o   Legacy systems development and operations

        o Client/server, distributed, network systems development and operations

        o   Legacy-network integration

        o   Internet / intranet / e-commerce

        o   Imaging and workflow

        o   Data mining / data warehousing

                                                            [PEROT SYSTEMS LOGO]

================================================================================

>   Business Approach

    -   Customer issues focus

    -   Integrated solutions

    -   Compete on concept, not price or product

    -   Leverages existing success

    -   Processes in place and core teams exist

>   Technology Approach

    -   Build solutions that integrate technology and business strategy

    -   Base solutions on reusable work products

    -   Build utilities that take advantage of new opportunities for scale

    -   Focus on client customer acquisition and retention

    -   Make increased client revenue integral to our business model

    -   Use advanced technologies to reduce time to market

    -   Provide proven rapid cost containment from consolidation

                                                            [PEROT SYSTEMS LOGO]

================================================================================

> Mission: To be the world leader in technologies that enable our clients to attract and retain customers by...

    -   managing customer and marketing information;

    -   getting products and services to market rapidly; and

    -   containing costs.



>   Offerings: Domain Specific...

1 - Large-Scale Applications Development                        X       X

2 - Infrastructure Management and Operations

    o   Mainframe                                       X               X

    o   Distributed

3 - Project Management                                  X       X       X

4 - Process Enhancement                                 X       X       X

5 - Security Improvement                                X               X

6 - Architecture                                        X       X       X

                                                            [PEROT SYSTEMS LOGO]

Market-Facing Structure
--------------------------------------------------------------------------------

                                    [CHART]

                                                            [PEROT SYSTEMS LOGO]

Background Information
--------------------------------------------------------------------------------

                                RESOURCE GAPS IN
                        PROSPECTIVE CLIENT ORGANIZATIONS

                                THE OPPORTUNITY

                                                            [PEROT SYSTEMS LOGO]

RESOURCE REQUIREMENTS
--------------------------------------------------------------------------------

         1998. . .


                                    [CHART]



                                                            [PEROT SYSTEMS LOGO]

--------------------------------------------------------------------------------

         1998. . .



                                    [CHART]


                                                      DEMAND

                                                      1  Not an Issue
                                                      2  Limited Impact
                                    --DEMAND          3  Important
                                                      4  Acute Interest
                                                      5  Highest Priority


                                                            [PEROT SYSTEMS LOGO]

--------------------------------------------------------------------------------

         1998. . .


                                    [CHART]


SCALE                                              DEMAND

1  Limited                                         1  Not an Issue
2  Conceptual                                      2  Limited Impact
3  Operational               --Demand              3  Important, Non-Critical
4  DAdvanced                 --Competence          4  Acute Interest
5  Industry Leader                                 5 Highest Priority

                                                            [PEROT SYSTEMS LOGO]

--------------------------------------------------------------------------------

1998 ...

                                    [CHART]

                                                            [PEROT SYSTEMS LOGO]

--------------------------------------------------------------------------------

1998 ...

                                    [CHART]

                                                            [PEROT SYSTEMS LOGO]

Healthcare
================================================================================

o Issues of cost, quality, and access continue to drive change in the healthcare industry.

o Our partner's business objectives include the generation of new revenue through membership market share and achieving lower costs while improving both quality and customer service.

o We will be active in those segments of the healthcare industry that have the highest business potential: multi-hospital systems, regional IHN's, managed care/insurance, pharmaceuticals, physician practice management, post acute care.

o We will provide "bundled solutions" in those segments and a continuum of services that includes strategy, operations consulting, the design and implementation of systems, and the operation of client facilities.


--------------------------------------------------------------------------------
1998(C)Perot Systems.

================================================================================

o   We will distinguish ourselves in three ways:

    -   by providing advanced business, clinical, and technical skills

    -   by emphasizing time compression and speed of results

    -   by pricing models aligned with our partner's objectives


--------------------------------------------------------------------------------
1998(C)Perot Systems.

                               [GRAPHIC OMITTED]


                              [PEROT SYSTEMS LOGO]

                                  May 07, 1998

OUR STRATEGY
--------------------------------------------------------------------------------

Our strategy is to segment and conquer . . .


CLIENTS
Employers, Government and Consumers


DISTRIBUTION
Insurance/Managed Care


PRODUCT
Multi State Hospital Systems
Regional Integrated Health Networks
Physician Practice Management Companies
Specialty Care Companies


COMPONENT
Pharmaceutical/Medical Supply

                                                            [PEROT SYSTEMS LOGO]

What Are We Trying to Do?
-------------------------------------------------------------------------------
Focus on high potential segments in the United States

                                    [CHART]

Source: IDC, August, 1996: Note: Annual spending of $3 Billion is on professional services only, and does not include spending on IT hardware and software.

                                                            [PEROT SYSTEMS LOGO]

-------------------------------------------------------------------------------
Provide bundled solutions focused on our clients' critical success factors ...

                                    [CHART]


                                                            [PEROT SYSTEMS LOGO]

WHAT IS NEW IN OUR APPROACH?
--------------------------------------------------------------------------------
Why do we think it will succeed...we help our clients achieve renewable competitive:


                                        o Industry focus

                                        o Fully integrated continuum of
                                          services: Analyze, design, build,
                                          implement, and operate

                                        o Advanced business, clinical, and
                                          technical skills

                                        o Emphasis on time compression and speed
                                          of results
             [GRAPHIC]
                                        o Pure services bundled with "best of
                                          breed" collaborators to create
                                          solutions focused on our clients'
                                          critical success factors

                                        o Enterprise or timeshare services

                                        o Pricing models aligned with our
                                          clients objectives

                                          o Transaction

                                          o Unit

                                          o Risk

                                                            [Perot Systems Logo]

--------------------------------------------------------------------------------

Why do we think it will succeed . . . our work for these clients is typical of our continuum of services approach.



          CLIENT                              ENGAGEMENT                                    RESULT
------------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corporation            o  Technology Partnership                o  Operate the largest frame relay
                                        o  Bundled Solutions                        network in the industry
                                            -  Managed care                      o  Over 100 disparate hospitals
                                            -  Physician management                 integrated within one year
                                            -  E Commerce                        o  Reduced IS costs by $20 million
                                                                                    per year
                                                                                 o  Achieved economies of scale
                                                                                 o  Reduced variable IS costs
                                                                                 o  Allowed Tenet to rapidly acquire
                                                                                    and integrate new hospitals

Charter Behavioral Health Systems       o  IT Strategy and                       o  Web Access of Clinical Records and
                                           Implementation                           Administrative Information
                                        o  Development of                        o  Increased annual savings in excess of
                                           National Frame Relay                     $3.5 million
                                        o  Introduction of call                  o  Increased call handling to 400,000 call
                                           center technology and                    annually
                                           applications

                                                            [PEROT SYSTEMS LOGO]

-------------------------------------------------------------------------------
Why do we think it will succeed...our work for these clients is typical of our continuum of services approach.

     Client                            Engagement                                           Result
------------------       ---------------------------------------      -------------------------------------------------------
Atlantic Health          o Accelerating the design and execution      o Within 18 months:
 System                    of Atlantic's IHN strategy                   - Merger of one large hospital to the network;
                           - Expand horizontal and vertical               pending mergers or sponsorships with eight
                             networks                                     additional hospital partners
                           - Develop an MSO                             - Completion of strategic relationships with
                           - Design and implement a physician             vertical network partners
                             network                                    - Full implementation of an MSO, including completion
                                                                          of 1,000 member physician network

Aurora Health Plan       o Implementation of AMISYS(R)                o Allowed Aurora entry to managed care market
                           Managed Care System (outsourcing           o Implemented managed care functionality without large
                           arrangement)                                 implementation capital outlay


                                                            [PEROT SYSTEMS LOGO]

-------------------------------------------------------------------------------
Why do we think it will succeed...our work for these clients is typical of our continuum of services approach.

     Client                            Engagement                                           Result
------------------       ---------------------------------------      -------------------------------------------------------
Health First             o Design and implementation of               o Electronic transactions for eligibility records,
Health Plans               E-Commerce solution                          referral information, and clinical results through
                                                                        the internet
                                                                      o Lowered administrative costs

North Shore Health       o Formulated and executed a strategic        o Executed seven major hospital acquisitions (3000 beds)
System                     plan to position the hospital as a         o Grew revenue to $1.8 Billion
                           regional integrated health network         o Developed eight PHOs, a Super PHO and a system-wide MSO
                                                                      o Established managed care relationships covering 300,000
                                                                        lives


                                                            [PEROT SYSTEMS LOGO]

Assuming Success...
-------------------------------------------------------------------------------
What Difference Does It Make to Our Clients? How do they get paid?

                                    [CHART]


                                                            [PEROT SYSTEMS LOGO]

How Long Will It Take, How Much Will It Cost?
--------------------------------------------------------------------------------

                                    [CHART]

                                1996          1997          1998          1999          2000
                                ----          ----          ----          ----          ----
Growth Rate                     54%           31%           37%           25%           25%

Operating Margin                15%           18%           20%           25%           30%

Backlog                        $200M         $270M         $300M         $400M         $500M

Anchors: US                      1             1             2             3             4

Anchors: Int                     0             0             1             1             2

WW share: OS                     6%            8%            9%           10%           11%

WW Share: Solutions             .5%            1%          1.5%            2%          2.5%


                                                            [PEROT SYSTEMS LOGO]